EXHIBIT 32

                 PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2004

                           SECTION 1350 CERTIFICATIONS


         In connection with the Annual Report of Peoples Bancorp Inc. ("Peoples Bancorp") on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert E. Evans, Chairman of the Board and Chief Executive Officer of Peoples Bancorp, I, Mark F. Bradley, President and Chief Operating Officer of Peoples Bancorp, and I, John W. Conlon, Chief Financial Officer and Treasurer of Peoples Bancorp, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Peoples Bancorp.



Date:  March 15, 2005       /s/ ROBERT E. EVANS
                               -------------------------------------------------
                               Robert E. Evans
                               Chairman of the Board and Chief Executive Officer (Principal Executive Officer)


Date:  March 15, 2005       /s/ JOHN W. CONLON
                               -------------------------------------------------
                               John W. Conlon
                               Chief Financial Officer and Treasurer
                               (Principal Financial Officer)

Date:  March 15, 2005       /s/ MARK F. BRADLEY
                               -------------------------------------------------
                               Mark F. Bradley
                               President and Chief Operating Officer


* This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that Peoples Bancorp specifically incorporates it by reference.